UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2003

IDX SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Vermont	0-26816	03-0222230
(State or Other Jurisdiction of of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 IDX Drive

South Burlington, VT 05403

(Address of principal executive offices)

Registrant’s telephone number, including area code: (802-862-1022)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On June 18, 2003, IDX Systems Corporation, a Vermont corporation (the “Company”), completed the disposition of its wholly owned subsidiary, EDiX Corporation, a Delaware corporation (“EDiX”), to Total eMed, Inc., a Delaware corporation (“TEM”). Pursuant to a Stock Purchase and Sale Agreement, dated as of April 10, 2003, as amended, between the Company and TEM (the “Agreement”), the Company received $64,000,000 in cash (the “Purchase Price”) from TEM in exchange for all of the capital stock of EDiX. The Agreement provides for an adjustment of the Purchase Price to the extent the amount of working capital (current assets less current liabilities) of EDiX as of June 18, 2003 (the “Working Capital”) does not equal $20,796,000. The Working Capital will be determined based upon a balance sheet as of June 18, 2003, which will be prepared in accordance with the Agreement and audited by an independent accounting firm on or before October 16, 2003. The Agreement contains customary representations, warranties, covenants and indemnification provisions on behalf of the Company and TEM. In connection with the Agreement, the Company entered into a Transition Services Agreement, dated as of June 18, 2003, with TEM (on behalf of itself and its wholly owned subsidiaries). Prior to the execution of the Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with TEM. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Company’s press release, dated June 18, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)    Pro Forma Financial Information

Background and Basis of Unaudited Pro Forma Condensed Consolidated Financial Information

On June 18, 2003, the Company completed the sale of EDiX to TEM in exchange for $64,000,000 in cash. The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of the Company and EDiX. The information attempts to illustrate the effect that the Company’s sale of EDiX would have had on the Company’s financial statements, if the transaction had been consummated at earlier dates as described below. This information is hypothetical and does not necessarily reflect the financial performance that would have actually resulted if the sale of EDiX had been completed on the dates assumed.

The accompanying unaudited pro forma condensed consolidated balance sheet assumes that the sale of EDiX occurred on March 31, 2003. The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2003 and for each of the years ended December 31, 2002, 2001 and 2000 assume that the sale of EDiX occurred on January 1, 2000. The Company’s historical results as of and for the three months ended March 31, 2003 are derived from the Company’s unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. The Company’s historical results for the years ended December 31, 2002, 2001 and 2000 are derived from the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2002.

Effective with this sale, the Company will no longer, through EDiX, be a provider of medical transcription outsourcing services. The Company will continue to focus on its flagship product offerings, IDX Flowcast™, IDX Groupcast™, IDX Carecast™ and IDX Imagecast™. Consequently, the financial statements of the Company will consist of the historical financial statements of the Company, with EDiX presented as a discontinued operation. Accordingly, the following unaudited pro forma financial information reflects the exclusion of the assets and liabilities disposed of and the results of operations of EDiX. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to the Pro Forma Condensed Consolidated Balance Sheet and Notes to the Pro Forma Condensed Consolidated Statements of Operations.

The Company’s unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and the related notes contained in Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 31, 2003. The Company’s management believes that the assumptions used in preparing these unaudited pro forma condensed consolidated financial statements provide a reasonable basis for presenting all of the significant effects of the sale. These unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results that would have actually occurred if the sale had been consummated on the dates indicated or of those results that may be achieved in the future.

IDX Systems Corporation

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2003

(in thousands)

(unaudited)

	IDX Consolidated Historical	Less EDiX Historical	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Cash	$47,021	$3,985	$58,954	(1)	$101,990
Marketable securities	9,108	—			9,108
Accounts receivable, net	105,731	20,077			85,654
Refundable income taxes	6,133	31			6,102
Prepaid and other current assets	10,025	674			9,351
Deferred tax asset	3,603	843	4,676	(2)	7,436

Total current assets	181,621	25,610	63,630		219,641

Property and equipment, net	92,524	17,531			74,993
Capitalized software costs, net	2,211	550			1,661
Goodwill, net	2,508	—			2,508
Other assets	14,357	287			14,070

Total assets	$293,221	$43,978	$63,630		$312,873

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable, accrued expenses and other liabilities	$53,835	$7,582	$—		$46,253
Deferred revenue	19,404	446			18,958
Notes payable to bank	23,727	—			23,727

Total current liabilities	96,966	8,028	—		88,938

Deferred tax liability	—	1,570	1,570	(2)	—

Stockholders’ equity	196,255	34,380	62,060	(3)	223,935

Total liabilities and stockholders’ equity	$293,221	$43,978	$63,630		$312,873

See accompanying Notes to the Pro Forma Condensed Consolidated Balance Sheet.

IDX Systems Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the three months ended March 31, 2003

(in thousands, except for per share data)

(unaudited)

	IDX Consolidated Historical	Less EDiX Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Systems sales	$32,541	$—	$—		$32,541
Maintenance and service fees	88,535	28,635			59,900

Total revenues	121,076	28,635	—		92,441

Operating expenses:
Cost of systems sales	11,792	—			11,792
Cost of maintenance and services	65,094	23,433			41,661
Selling, general and administrative	24,604	4,514	364	(1)	20,454
Software development costs	14,240	890			13,350

Total operating expenses	115,730	28,837	364		87,257

Operating income (loss)	5,346	(202)	(364)		5,184

Other income:
Other income	127	3	—	(2)	124

Income (loss) from continuing operations and before income taxes	5,473	(199)	(364)		5,308

Income tax provision	(1,642)	(111)	(61	)(3)	(1,592)

Income (loss) from continuing operations	$3,831	$(310)	$(425)		$3,716

Basic income (loss) from continuing operations per share	$0.13	$(0.01)			$0.13

Basic weighted average shares outstanding	29,172	29,172			29,172

Diluted income (loss) from continuing operations per share	$0.13	$(0.01)			$0.13

Diluted weighted average shares outstanding	29,415	29,415			29,415

See accompanying Notes to the Pro Forma Condensed Consolidated Statements of Operations

IDX Systems Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2002

(in thousands, except for per share data)

(unaudited)

	IDX Consolidated Historical	Less EDiX Historical	Pro Forma Adjustments		Pro Forma
Revenues:
System sales	$117,491	$—	$—		$117,491
Maintenance and service fees	342,577	111,822			230,755

Total revenues	460,068	111,822	—		348,246

Operating expenses:
Cost of system sales	38,696	—			38,696
Cost of maintenance and services	260,114	92,363			167,751
Selling, general and administrative	90,420	19,499	1,696	(1)	72,617
Software development costs	52,522	3,028			49,494
Lease abandonment charge	9,183	—			9,183

Total operating expenses	450,935	114,890	1,696		337,741

Operating income (expense)	9,133	(3,068)	(1,696)		10,505

Other income (expense):
Other income (expense)	1,458	(3,765)	(3,781	)(2)	1,442
Gain on investment	22	—			22
Gain on sale of investment in subsidiary	4,273	—			4,273

Total other income (expense)	5,753	(3,765)	(3,781)		5,737

Income (loss) from continuing operations and before income taxes	14,886	(6,833)	(5,477)		16,242

Income tax provision	(4,912)	—	(447	)(3)	(5,359)

Income (loss) from continuing operations	$9,974	$(6,833)	$(5,924)		$10,883

Basic income (loss) from continuing operations per share	$0.34	$(0.24)			$0.38

Basic weighted average shares outstanding	28,939	28,939			28,939

Diluted income (loss) from continuing operations per share	$0.34	$(0.23)			$0.37

Diluted weighted average shares outstanding	29,114	29,114			29,114

See accompanying Notes to the Pro Forma Condensed Consolidated Statements of Operations

IDX Systems Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2001

(in thousands, except for per share data)

(unaudited)

	IDX Consolidated Historical	Less EDiX Historical	Pro Forma Adjustments		Pro Forma
Revenues:
System sales	$111,113	$—	$—		$111,113
Maintenance and service fees	280,306	95,570			184,736

Total revenues	391,419	95,570	—		295,849

Operating expenses:
Cost of system sales	37,030	—			37,030
Cost of maintenance and services	237,545	75,097			162,448
Selling, general and administrative	88,078	13,646	872	(1)	75,304
Software development costs	43,418	1,564			41,854
Restructuring charge	19,516	—			19,516

Total operating expenses	425,587	90,307	872		336,152

Operating income (loss)	(34,168)	5,263	(872)		(40,303)

Other income (expense):
Other income (expense)	2,342	(3,280)	(3,290	)(2)	2,332
Minority interest expense	(297)	—			(297)
Gain on investments	5,849	—			5,849
Gain on sale of investment in subsidiary	35,546	—			35,546

Total other income (expense)	43,440	(3,280)	(3,290)		43,430

Income (loss) from continuing operations and before income taxes and equity in loss of unconsolidated affiliate	9,272	1,983	(4,162)		3,127

Equity in loss of unconsolidated affiliate	(17,559)	—			(17,559)
Income tax (provision) benefit	(311)	—	2,458	(3)	2,147

Income (loss) from continuing operations	$(8,598)	$1,983	$(1,704)		$(12,285)

Basic income (loss) from continuing operations per share	$(0.30)	$0.07			$(0.43)

Basic weighted average shares outstanding	28,566	28,566			28,566

Diluted income (loss) from continuing operations per share	$(0.30)	$0.07			$(0.43)

Diluted weighted average shares outstanding	28,566	28,566			28,566

See accompanying Notes to the Pro Forma Condensed Consolidated Statements of Operations.

IDX Systems Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2000

(in thousands, except for per share data)

(unaudited)

	IDX Consolidated Historical	Less EDiX Historical	Pro Forma Adjustments		Pro Forma
Revenues:
System sales	$109,621	$—	$—		$109,621
Maintenance and service fees	244,329	72,175			172,154

Total revenues	353,950	72,175	—		281,775

Operating expenses:
Cost of system sales	37,298	—			37,298
Cost of maintenance and services	218,843	59,557			159,286
Selling, general and administrative	87,641	7,899	—	(1)	79,742
Software development costs	49,394	1,332			48,062
Restructuring charge	21,029	—			21,029
Nonrecurring charge	5,810	—			5,810

Total operating expenses	420,015	68,788	—		351,227

Operating income (loss)	(66,065)	3,387	—		(69,452)

Other income (expense):
Other income (expense)	4,828	(2,539)	(2,557	)(2)	4,810
Minority interest expense	(978)	—			(978)
Gain on investments	7,318	—			7,318

Total other income (expense)	11,168	(2,539)	(2,557)		11,150

Income (loss) from continuing operations and before income taxes	(54,897)	848	(2,557)		(58,302)

Income tax benefit	18,929	—	1,175	(3)	20,104

Income (loss) from continuing operations	$(35,968)	$848	$(1,382)		$(38,198)

Basic income (loss) from continuing operations per share	$(1.28)	$0.03			$(1.36)

Basic weighted average shares outstanding	28,090	28,090			28,090

Diluted income (loss) from continuing operations per share	$(1.28)	$0.03			$(1.36)

Diluted weighted average shares outstanding	28,090	28,090			28,090

See accompanying Notes to the Pro Forma Condensed Consolidated Statements of Operations.

IDX SYSTEMS CORPORATION

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2003

UNAUDITED

1.	Reflects the receipt of the net cash proceeds resulting from the sale of EDiX as follows (000’s omitted):

Sale proceeds	$64,000
Working capital adjustment as of March 31, 2003	(3,214)

Adjusted sale proceeds	60,736
Estimated costs resulting directly from the sale, including legal, accounting, and professional fees	(1,832)
Estimated net cash proceeds before income taxes	58,954
Estimated current income taxes	0

Estimated net cash proceeds after income taxes	$58,954

2.	Reflects the tax benefit of $3,106,000 on the tax loss of $7,765,000 associated with the sale computed as of March 31, 2003 and $1,570,000 reclassification of the deferred tax liability due to the sale of EDiX .

3.	Reflects the addition of EDiX Historical stockholders’ equity (because such amounts were already properly excluded in the IDX Consolidated Historical stockholders’ equity) and $132,000 in additional paid in capital for options to purchase shares of common stock of the Company granted to EDiX employees that were outstanding as of June 18, 2003 and accelerated in connection with the sale. The adjustment also includes the addition of $27,548,000 for the gain associated with the sale computed as of March 31, 2003 as follows (000’s omitted):

Sale proceeds	$64,000
Working capital adjustment as of March 31, 2003	(3,214)

Adjusted sale proceeds	60,736
Net assets of EDiX as of March 31, 2003	(34,380)
Estimated cost resulting directly from the sale, including legal, accounting, and professional fees	(1,832)
Non-cash compensation charges relating to stock options	(132)

Estimated gain before income taxes	24,442
Estimated deferred income tax benefit (a)	3,106

Estimated gain after income taxes (b)	$27,548

(a)	The Company’s tax basis in the stock of EDiX exceeds the financial reporting amount of the investment in the subsidiary, resulting in a capital loss on the sale for tax purposes. A tax benefit arises from this deductible temporary difference, which more likely than not will reverse in the foreseeable future and be realized.

(b)	The estimated gain is based on the working capital and net assets of EDiX as of March 31, 2003 for purposes of this pro forma presentation. The final gain will be based on the working capital and net assets of EDiX as of June 18, 2003.

IDX SYSTEMS CORPORATION

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2003, AND

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

UNAUDITED

1.	Reflects the add-back of corporate overhead functional costs, principally general and administrative costs, allocated to EDiX for the period, under the assumption that such overhead costs will not be eliminated with the sale of EDiX. No general and administrative costs were allocated to EDiX for the year ended December 31, 2000.

2.	Reflects the elimination of interest charged to EDiX by the Company on certain inter-company loans. No inter-company interest was charged in 2003.

3.	Reflects the (provision for) benefit from income taxes associated with the adjustments included in notes 1 and 2 above. It also represents the (provision for) benefit from income taxes on EDiX’s net income or loss, because the Company and EDiX filed consolidated income tax returns and all taxes related to the consolidated group were historically allocated to the Company. The adjustment was computed based upon an estimated combined federal and state statutory tax rate of 30% for the three months ended March 31, 2003, 33% for the year ended December 31, 2002, 40% for the year ended December 31, 2001, and 34.5% for the year ended December 31, 2000.

4.	In accordance with the guidelines of the Securities and Exchange Commission for the preparation of pro forma income statement information, no pro forma adjustment has been included for the effect of any additional interest income that would have been earned by the Company on the sale proceeds. Likewise, no pro forma adjustment has been included for the effect of the gain associated with the sale of EDiX.

ITEM 7.    PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    The exhibits identified below are filed herewith as a part of this report.

EXHIBIT NO.	DESCRIPTION
2.1	Stock Purchase and Sale Agreement, dated as of April 10, 2003, between the Company and TEM*

2.2	Amendment No. 1 to the Stock Purchase and Sale Agreement between IDX Systems Corporation and Total eMed, Inc., dated as of June 18, 2003.

99.1	Press Release, dated June 18, 2003, announcing the sale by the Company of EDiX to TEM.

*	The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDX SYSTEMS CORPORATION (Registrant)

Date: July 3, 2003	By:	/s/ JOHN A. KANE
John A. Kane Sr. Vice President, Finance and Administration Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase and Sale Agreement, dated as of April 10, 2003, between IDX Systems Corporation and Total eMed, Inc.*

2.2	Amendment No. 1 to the Stock Purchase and Sale Agreement between IDX Systems Corporation and Total eMed, Inc., dated as of June 18, 2003.

99.1	Press Release, dated June 18, 2003, announcing the sale by IDX Systems Corporation of EDiX Corporation to Total eMed, Inc.

*	The exhibits and schedules to the Stock Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. IDX Systems Corporation will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.